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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                     FORM 8-K

                                  CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE AT OF 1934

Date of Report (Date of earliest event reported):    August 14, 2002


                                  HOOVER'S, INC.
              (Exact name of registrant as specified in its charter)




        DELAWARE                      000-26097                 74-2559474
(State or other jurisdiction         (Commission              (I.R.S. Employer
    of incorporation)                File Number)            Identification No.)

   5800 AIRPORT BLVD.                                             78752
      AUSTIN, TEXAS                                             (ZIP COde)
(Address of principal
   executive offices)



Registrant's telephone number, including area code: (512) 374-4500

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             The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Hoover's, Inc. under the Securities Act of 1933, as amended.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

 (c) Exhibits

     99.1 Certification of Jeffrey R. Tarr, Chairman, Chief Executive Officer and President of Hoover's, Inc., dated August 14, 2002, pursuant to 18 U.S.C. Section 1350

     99.2 Certification of Lynn Atchison, Senior Vice President and Chief Financial Officer of Hoover's, Inc., dated August 14, 2002, pursuant to 18 U.S.C. Section 1350

ITEM 9.      REGULATION FD DISCLOSURE

             On August 14, 2002, Jeffrey R. Tarr, Chairman, Chief Executive Officer and President of Hoover's, Inc. (the "Company") and Lynn Atchison, Senior Vice President and Chief Financial Officer of the Company, each furnished to the Securities and Exchange Commission personal certifications pursuant to 18 U.S.C. Section 1350. Copies of the certifications are included in this Form 8-K as Exhibits 99.1 and 99.2.

                                     SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

     HOOVER'S, INC.

     Dated: August 14, 2002



     By:    /s/ Lynn Atchison
        -------------------------
              Lynn Atchison
        SENIOR VICE PRESIDENT AND
         CHIEF FINANCIAL OFFICER



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                               INDEX TO EXHIBITS

  EXHIBIT
   NUMBER          DESCRIPTION
  -------          -----------

99.1 Certification of Jeffrey R. Tarr, Chairman, Chief Executive Officer and President of Hoover's, Inc., dated August 14, 2002, pursuant to 18 U.S.C. Section 1350

99.2 Certification of Lynn Atchison, Senior Vice President and Chief Financial Officer of Hoover's, Inc., dated August 14, 2002, pursuant to 18 U.S.C. Section 1350























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